UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2005

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey

07061-1615

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index to Current Report on Form 8-K Dated December 8, 2005
Exhibit 10.1 - Non-Employee Director Annual Compensation Program
Exhibit 99.1 – Press Release Dated December 8, 2005

Item 1.01 Entry into a Material Definitive Agreement.

On December 8, 2005, the Board of Directors of The Chubb Corporation (Chubb) completed its review of Chubb’s non-employee director compensation program. Pursuant to that review, Chubb’s Board of Directors has approved the non-employee director compensation structure set forth on Exhibit 10.1 hereto, which will become effective January 1, 2006. Exhibit 10.1 is incorporated by reference into this Item 1.01 of Form 8-K as if fully set forth herein.

Item 7.01 Regulation FD Disclosure.

On December 8, 2005, Chubb issued a press release announcing that the Board of Directors had approved a stock repurchase program authorizing the Company to repurchase up to 14,000,000 shares of the Company’s common stock. The press release announcing the Company’s stock repurchase is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)          Exhibits.

10.1	Non-Employee Director Annual Compensation Program
99.1	Press Release dated December 8, 2005 (furnished pursuant to Item 7.01 of Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date:	December 8, 2005	By:	/s/ W. Andrew Macan
			Name:	W. Andrew Macan
			Title:	Vice President, Corporate Counsel
and Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED DECEMBER 8, 2005

Exhibit No.	Description

10.1	Non-Employee Director Annual Compensation Program
99.1	Press Release dated December 8, 2005 (furnished pursuant to Item 7.01 of Form 8-K)